INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


  Filed by the registrant  /X/
  Filed by a party other than the registrant / /
  Check the appropriate box:
      / / Preliminary proxy statement        / / Confidential,  for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
     /X/   Definitive proxy statement
     / /   Definitive additional materials
     / /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           Darling International Inc.
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   /X/  No fee required.

   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

        ---------------------------------

   / /  Fee paid previously with preliminary materials:

                     N/A
        -------------------------------

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)    Amount previously paid:

         (2)    Form, schedule or registration statement no.:

         (3)    Filing party:

         (4)    Date filed:

                           DARLING INTERNATIONAL INC.
                          251 O'Connor Ridge Boulevard
                                    Suite 300
                               Irving, Texas 75038


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 20, 1997

         The enclosed proxy is solicited by the Board of Directors of Darling International Inc. (the "Company"). This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of the Company on or about April 25, 1997, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at The Mansion on Turtle Creek, 2821 Turtle Creek, Dallas, Texas, on Tuesday, May 20, 1997, at 10:00 a.m.


                             SOLICITATION OF PROXIES

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. The Company will also use the services of the proxy solicitation firm of Corporate Investor
Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

                               PURPOSE OF MEETING

         At the Meeting, action will be taken to (1) elect five directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified and (2) amend the 1994 Employee Flexible Stock Option Plan (the "1994 Plan") (a) to increase the number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), issuable thereunder from 500,000 to 684,066, which additional 184,066 shares are authorized but unissued shares under the 1993 Flexible Stock Option Plan (the "1993 Plan") (no further options will be issued under the 1993 Flexible Stock Option Plan); (b) to clarify which directors of the Company may serve on the Compensation and Management Development Committee (the "Compensation Committee") which administers the 1994 Plan; (c) to set an upper limit on the number of options that may be granted to any individual under the 1994 Plan in any calendar year; and (d) to increase the upper limit on the number of shares of Common Stock of the Company that are issuable under the 1994 Plan to any individual in any calendar year. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended December 28, 1996, return it in the envelope provided for that purpose. If the accompanying proxy card is properly signed and returned to the Company prior to the Meeting, it will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement and FOR the amendments to the 1994 Plan.

                               REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy.


                         QUORUM AND VOTING REQUIREMENTS

         Only stockholders of record as of the close of business on April 11, 1997 (the "Record Date"), are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 5,167,494 shares of the Company's Common Stock, issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to five individuals (the number of directors to be elected) as directors of the Company and to approve or disapprove the amendments to the 1994 Plan. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. For all other matters being submitted to stockholders at the Meeting, the affirmative vote of a majority of all votes cast is required for approval.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors. For all other matters being submitted to the stockholders at the Meeting, abstention votes will have the effect of a vote against such matters.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

         The current Board of Directors consists of five members and two unfilled vacancies. At the Meeting, five directors, to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified, are to be elected. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company, if any, and certain other information.

  Name                             Age     Principal Occupation                                 Director Since
  ---------------------------      -----   ---------------------------------------------        --------------
  Craig Scott Bartlett, Jr.        64      Mr. Bartlett   has   served   as  a                  March 1994
                                           banking consultant since 1990. Since
                                           December 1994  Mr.   Bartlett   has
                                           served   as  a  director,  and from
                                           February 1992 to December 1994 as Sr
                                           Vice President  and Chief  Credit
                                           Officer of MTB Bank,  a private
                                           banking firm.
                                           From 1984 to 1990,  Mr.  Bartlett was
                                           Executive  Vice   President,   Senior
                                           Lending Officer and Chairman,  Credit
                                           Policy    Committee,    of   National
                                           Westminster  Bank,  USA. Mr. Bartlett
                                           served  as a member  of the  Advisory
                                           Board of the  Montclair  Division  of
                                           Collective Federal Savings Bank until
                                           April 1996,  and serves as a director
                                           of Western  Systems Company Inc.; NVR
                                           Inc.;       Harvard       Industries,
                                           Incorporated;   Ocean  View   Capital
                                           Inc.; Bucyrus International Inc.; The
                                           Bibb Company; and Janus, Inc..

  Fredric J. Klink                 63      Mr.  Klink has been a partner at the law firm        April 1995
                                           of Dechert  Price & Rhoads for more than five
                                           years.      Mr. Klink's      law     practice
                                           concentrates  on  mergers  and  acquisitions,
                                           securities,   and   international   work.  He
                                           received his LL.B.  from  Columbia Law School
                                           in 1960.

  Dennis B. Longmire               52      Dr.  Longmire  has served as  Chairman of the        March 1995
                                           Board  and  Chief  Executive  Officer  of the
                                           Company  since  March  1995.  Prior  to that,
                                           Dr.   Longmire  was   President  of  Premiere
                                           AgriTechnologies,  a wholly owned  subsidiary
                                           of  Archer-Daniels-Midland   Co.  ("A.D.M.").
                                           From  1969 to  January  1994,  at which  time
                                           Central  Soya  Co.,  Inc.   ("Central")   was
                                           acquired   by  A.D.M.,   Dr.   Longmire   was
                                           employed  by Central,  where he held  various
                                           management  positions,  including  Group Vice
                                           President for Feed.

  Denis J. Taura                   57      In October 1991,  Mr. Taura founded  D. Taura        December 1993
                                           & Associates,  a management  consulting firm,
                                           of which Mr. Taura  serves as chairman.  From
                                           January 1995 through  October 1996, Mr. Taura
                                           was also  affiliated with Zolfo Cooper LLC, a
                                           management  consulting  firm.  From  1972  to
                                           October  1991,  Mr.  Taura was a partner with
                                           KPMG  Peat  Marwick.  Mr.  Taura  serves as a
                                           director   of  Best   Products   Co.,   Inc.;
                                           Healthcare    America    Inc;    and   Geonex
                                           Corporation.

  Bruce Waterfall                  59      Mr.  Waterfall is President and co-founder of        March 1995
                                           Morgens,  Waterfall,   Vintiadis  &  Company,
                                           Inc.  Mr. Waterfall  has been a  professional
                                           money  manager  and  analyst  for  more  than
                                           twenty-five  years.  Mr.  Waterfall serves as
                                           a director  of Geonex  Corporation  and Irish
                                           Food Processors.




Meetings and Committees of the Board of Directors

         During the fiscal year ended December 28, 1996, the Board of Directors held four regular meetings and twelve special meetings, nine of which were teleconference meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 28, 1996.

         The Board of Directors has an audit committee (the "Audit Committee") and the Compensation Committee. The Board of Directors does not have a nominating committee.

         The Audit Committee currently consists of Messrs. Taura (Chairman), Bartlett and Klink. The Audit Committee met two times during the fiscal year ended December 28, 1996. The functions of the Audit Committee are (i) to review the audit plans, scope, fees, and audit results of the Company's independent auditors; (ii) to review internal audit reports on the adequacy of internal audit controls; (iii) to review non-audit services and fees; and (iv) to review the scope of the internal auditors' plans, the results of their audits, and the effectiveness of the Company's program of correcting audit findings. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company's financial statements.

         The Compensation Committee currently consists of Mr. Bartlett (Chairman), Dr. Longmire (ex officio), Mr. Taura and Mr. Waterfall. The Compensation Committee met two times during the fiscal year ended December 28, 1996. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company's executive officers; (ii) to review and administer the Company's incentive, bonus, and employee benefit plans, including the 1993 Plan, the 1994 Plan, and the Non-Employee Directors Stock Option Plan (the "Directors Plan"); (iii) to review the Company's policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession. The Compensation Committee also performs the functions of the nominating committee of the Board of Directors.

Compensation of Directors

         Non-employee members of the Board of Directors are paid a $40,000 annual retainer, plus a fee of $1,500 for each board meeting, $1,500 for each committee meeting personally attended, and $500 for each meeting telephonically attended during a calendar year after having attended six board or committee meetings, as applicable, during such year.

         Under the Directors Plan, each incumbent director who was a disinterested person within the meaning of Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), was granted an option to purchase 5,000 shares of Common Stock on the tenth business day of July 1995 and will be granted an identical option on the tenth business day of July of each year thereafter. New directors are granted an option to purchase 7,000 shares of Common Stock on the day they are first elected to and duly qualify as a member of the Board of Directors. The per share exercise price of each option granted under the Directors Plan is equal to the fair market value per share of the Company's Common Stock on the date of grant of the options relating thereto. Twenty-five percent of the shares subject to each option vest on the date that is six months following the date of grant and 25% of the shares vest on each of the first, second and third anniversaries of the date of grant thereafter. An option may be exercised only with respect to that portion of shares that has vested. Options to purchase an aggregate of 150,000 shares of Common Stock may be granted under the Directors Plan. The Directors Plan is administered by the Compensation Committee.

         If while unexercised options remain outstanding under the Directors Plan, any of the following events occur, all options granted under the Directors Plan become exercisable in full, whether or not they are otherwise exercisable:
(1) any entity other than the Company makes a tender or exchange offer for shares of the Company's Common Stock pursuant to which purchases are made; (2) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell all or substantially all of the assets or adopt a plan of liquidation; (3) the beneficial ownership of securities representing more than 15% of the combined voting power of the Company is acquired by any person; or (4) during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period. In the case of a merger, where the Company is the surviving entity and in which there is a reclassification of the shares of Common Stock, each option shall become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger.


                               EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

Name                                Age        Title
--------------------                ---        -------------------------------------------------
Dennis B. Longmire..................52         Chairman of the Board and Chief Executive Officer
Kenneth A. Ghazey (1)...............40         President and Chief Operating Officer
Douglas P. Anderson.................50         Executive Vice President
Omer A. Dreiling, II................43         Vice President - Southwest Division
James A. Ransweiler.................54         Vice President - Great Lakes Division
Robert  E. McMullen.................51         President - International Processing Corp.
Robert L. Willis....................57         Vice President - Midwest Division
John R. Witt........................46         Vice President and Chief Financial Officer
Joseph R. Weaver, Jr................50         General Counsel and Secretary

(1) Kenneth A. Ghazey served as President and Chief Operating Officer from January 1993 to September 1996 and ceased employment December 1996. Upon the execution of a Separation Agreement dated September 24, 1996 between Mr. Ghazey and the Company, the Company formed a new position titled Office of the Chairman, consisting of eight members: Dr. Longmire, Messrs. Anderson, Dreiling, Ransweiler, Willis, Witt, McMullen and Weaver. James B. Stevens, the former President of International Processing Corp., served as a member of the Office of the Chairman but resigned from the such position when he was replaced by Mr. McMullen as President of International Processing Corp.


         For a description of the business experience of Dr. Longmire, see "Election of Directors."

         Douglas  P.  Anderson  has served as  Executive  Vice  President  since
December 1995 and member of the Office of the Chairman since September 1996. Prior to December 1995, he served as Vice President of Marketing and Operations since August 1991. From June 1990 to August 1991, Mr. Anderson served as Vice President of Operations. Mr. Anderson is a director of the National Renderers Association and was Vice Chairman of the Fats and Proteins Research Foundation.

         Omer A. Dreiling, II has served as Vice President of the Company's Southwest Division since 1986 and member of the Office of the Chairman since
September 1996. Mr. Dreiling is a past president of the Southwest Meat Association and has served as a director of the Texas Renderers Association.

         James A. Ransweiler has served as Vice President of the Company's Great Lakes Division since August 1986, except for the period from January 1989 to June 1990 when he served as Special Projects Coordinator. Mr. Ransweiler has also served as a member of the Office of the Chairman since September 1996.

         Robert E. McMullen has served as President of International Processing Corp. since February 1997 and as a member of the Office of the Chairman since February 1997. From 1991 to February 1997, he served as Regional Manager of International Processing Corp. From 1982 to 1991, he worked in management positions at International Bakerage.

         Robert L. Willis has served as Vice President of the Company's Midwest Division since August 1986 and member of the Office of the Chairman since September 1996. From August 1983 to August 1986, he served as Assistant Division Manager of the Company's Midwest Division.

         John R. Witt has served as Vice President and Chief Financial Officer of the Company since January 1996 and as a member of the Office of the Chairman since September 1996. He served as Secretary of the Company from June 1996 to April 1997. From March 1992 to May 1995, Mr. Witt served as Chief Financial Officer of Intertrans Corporation, an international freight forwarding company. From May 1995 to December 1995, he served as Chief Financial Officer of Fritz Air Freight Division.

         Joseph R. Weaver, Jr. has served as General Counsel of the Company since March 1997, as a member of the Office of the Chairman since March 1997 and as Secretary of the Company since April 1997. From May 1994 to March 1997, he served as Secretary and General Counsel of AAF-McQuay, Inc. From January 1990 to April 1994, Mr. Weaver served as Assistant General Counsel of AAF-McQuay, Inc., then known as Snyder General Corporation.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal years 1996, 1995 and 1994 paid to Dennis B. Longmire, the Company's Chief Executive Officer, the other four most highly compensated executive officers of the Company who were serving as such at December 28, 1996, and Kenneth A. Ghazey, who served as the Company's President and Chief Operating Officer but officially ceased employment as of December 31, 1996 (hereinafter collectively referred to as the "Named Officers"):


                         SUMMARY COMPENSATION TABLE (1)

                                                                                     Long-Term
                                                          Annual Compensation       Compensation
                                                        ------------------------    ------------
                                                                                    Number of
                                                                                    Securities
             Name and                                                               Underlying      All Other
        Principal Position                Year          Salary          Bonus       Options         Compensation
-------------------------------           ----          --------        --------    ----------      ---------------

Dennis B. Longmire,                       1996          $390,000        $117,000            --              --
 Chairman and Chief Executive             1995           292,500         261,495       180,000              --
 Officer                                  1994                --              --            --              --

Kenneth A. Ghazey,                        1996           350,000         105,000            --
 President, Secretary and                 1995           350,000         312,900            --         $372,882 (2)
 Chief Operating Officer                  1994           350,000         263,760            --
                                                                                                         22,883 (3)

                                                                                                         18,522 (3)
Douglas P. Anderson,                      1996           206,500          51,625            --              --
 Executive Vice President                 1995           196,500         121,830            --              --
                                          1994           190,000          41,420            --              --

James A. Ransweiler,                      1996           184,000          28,646            --              --
  Vice President                          1995           175,000         114,100            --              --
                                          1994           170,000          41,420            --              --

Omer A. Dreiling, II,                     1996           176,000          60,014            --              --
  Vice President                          1995           160,000         112,000            --              --
                                          1994           145,500          67,244            --              --

Robert L. Willis                          1996           184,000          46,000            --           37,716 (4)
  Vice President                          1995           175,000          92,786            --              --
                                          1994           170,000          68,009            --              --

(1) No  information is  provided  for  fiscal  years 1995 and 1994 for any Named
    Officer who  was  not  an  executive  officer of   the  Company  during  the
    applicable fiscal year.

(2) Amount represents compensation paid to Mr. Ghazey pursuant to the terms of a Separation Agreement, dated September 25, 1996 between Mr. Ghazey and the Company in respect of his resignation of employment with the Company ($350,000) and premiums paid by the Company with respect to split-dollar life insurance ($22,882).

(3) Amounts represent premiums paid by the Company with respect to split-dollar life insurance.

(4) Amount represents payment of legal fees under a letter agreement between Mr. Willis and the Company whereby the Company agreed to pay for legal expenses for Mr. Willis in connection with a certain legal matter. However, if it is determined under the General Corporation Law of the State of Delaware that Mr. Willis was not entitled to this indemnification by the Company for his legal expenses in connection with the matter, he is required to reimburse the Company.


Option Grants

         The following table sets forth certain information regarding options granted to the Named Officers during the fiscal year ended December 28, 1996:

                                        OPTION GRANTS IN LAST FISCAL YEAR
                                                Individual Grants
                           --------------------------------------------------------
                             Number of      Percent of                                Potential Realizable Value at
                             Securities     Total Options   Exercise                  Assumed Annual Rates of Stock
                             Underlying     Granted to      Price       Expiration    Price Appreciation for Option
                             Options        Employees in    Per Share   Date          Term (1)
                             Granted        Fiscal Year                               5%              10%
                           --------------- ---------------- ----------- -----------   ---------------------------------
     Dennis B. Longmire           -               -             -            -        -                -
     Kenneth A. Ghazey            -               -             -            -        -                -
     Douglas P. Anderson          -               -             -            -        -                -
     James A. Ransweiler          -               -             -            -        -                -
     Omer A. Dreiling, II         -               -             -            -        -                -
     Robert L. Willis             -               -             -            -        -                -

      (1)"Potential Realizable Value" is disclosed in response to Securities and Exchange Commission rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such options and the exercise price of such options. The values disclosed are not intended to be, and should not be interpreted by investors as, representations or projections of future value of the Company's stock or of the stock price.


Option Exercises and Year-End Options Values

         The following table sets forth certain information with respect to options exercised during the fiscal year ended December 28, 1996 by each of the Named Officers and the value of unexercised options held by each of the Named Officers at December 28, 1996:


                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                            Options Exercised in Fiscal 1996
                         ------------------------------------

                                                              Number of Securities        Value of Unexercised
                                                              Underlying Unexercised      In-the-Money Options at
                              Shares                          Options at                  December 28, 1996
                              Acquired on                     December 28, 1996           Exercisable (E)
                              Exercise       Value Realized   Exercisable (E)             Unexercisable(U)(1)
                                                              Unexercisable (U)
                              -----------    --------------   -----------------------     -------------------------
      Dennis B. Longmire         ---               ---         60,000(E)                  $   892,499 (E)
                                                              120,000(U)                    1,785,001 (U)

      Kenneth A. Ghazey          ---               ---         74,176(E)                    1,515,408 (E)
                                                               49,450(U)                    1,010,272 (U)

      Douglas P. Anderson        ---               ---         32,966(E)                      673,504 (E)
                                                               21,978(U)                      449,002 (U)

      James A. Ransweiler        ---               ---         32,966(E)                      673,504 (E)
                                                               21,978(U)                      449,002 (U)

      Omer A. Dreiling, II        ---               ---        32,966(E)                      673,504 (E)
                                                               21,978(U)                      449,002 (U)

      Robert L. Willis         32,966         616,528              0 (E)                            0 (U)
                                                               21,978(U)                      449,002 (U)

      (1)Based on the difference between the closing price of the Common Stock on December 27, 1996 ($29.00 per share) and the exercise price of the option.


Employment Agreements

         Dr. Longmire is party to an Employment Agreement with the Company dated March 31, 1995 (the "Longmire Agreement") for an initial term expiring on March 31, 1998. Pursuant to the Longmire Agreement, Dr. Longmire receives annual base salary compensation of $390,000 and is entitled to receive incentive compensation based on the Company's attaining or exceeding certain financial performance goals. In addition, Dr. Longmire is entitled to receive such stock options as may be approved by the Board of Directors. The Longmire Agreement will terminate in the event of Dr. Longmire's death or disability and may be terminated by the Company upon written notice. If the Company terminates Dr. Longmire's employment without "cause" (as defined in the Longmire Agreement), he will be entitled to receive his base salary through the end of the term of his employment and incentive compensation through the end of the year in which his employment is terminated. If the Company terminates Dr. Longmire's employment for "cause" (as defined in the Longmire Agreement), he will be entitled to receive his base salary to the date of the notice of termination.

Severance Agreements

         The Company has entered into severance agreements with Messrs. Anderson, Ransweiler, Dreiling, Willis and Witt which provide for severance compensation equal to one year's compensation to the officer in the event of a termination of the officer's employment resulting from a change in control of the Company, including voluntary termination resulting from a change in the officer's responsibilities.

         Mr. Ghazey was a party to an Employment Agreement with the Company dated December 29, 1993 and amended and restated September 26, 1995 (the "Ghazey Agreement") for a term which expired on December 31, 1996. Pursuant to the Ghazey Agreement, Mr. Ghazey received annual base salary compensation of $350,000 and incentive compensation based on the Company's attaining or exceeding certain financial performance goals.

         The Company and Mr. Ghazey entered into a Separation Agreement, dated September 24, 1996 (the "Separation Agreement") which terminated the Ghazey Agreement and whereby his employment was terminated as of December 31, 1996. Pursuant to the Separation Agreement, Mr. Ghazey received a termination payment of $350,000 and bonus of $105,000 under the Company's Annual Incentive Plan for the year 1996.

         On March 14, 1997, the Company bought back unexercised options for 123,626 shares of Common Stock, which options had been awarded to Mr. Ghazey under the 1993 Plan, as permitted by the terms of the 1993 Plan for $1,660,297.10. Such amount is equal to the difference between the closing market price on March 14, 1997 of the shares of Common Stock as quoted on the National Market of the National Association of Securities Dealers Automated Quotation System (the "Nasdaq National Market"), which was $22.00 per share, and the exercise price of such options, equal to $8.57 per share, multiplied by the number of shares underlying the options (123,626 shares).

Stock Option Plans

1993 Plan. The Board of Directors has suspended the 1993 Plan and no further options are to be issued under such plan. Officers and other key employees of the Company and its subsidiaries were eligible to receive options under the 1993 Plan. In December 1993, the Company granted options covering 494,500 shares of Common Stock to seven members of the Company's management pursuant to the 1993 Plan. The exercise price of these options is $8.57 per share. These options vested 20% on the date of grant and vest 20% on each anniversary date thereof. The vesting schedule for the options granted under the 1993 Plan is accelerated by one year upon the termination of a grantee's employment. The options granted pursuant to the 1993 Plan are intended to be incentive stock options to the maximum extent permissible under the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options to the extent not incentive stock options. 184,066 of the shares covered by these options, which are proposed to be transferred to the 1994 Plan pursuant to Proposal No. 2 herein, remain under the 1993 Plan because of (i) the Company's buyback of Mr. Ghazey's unexercised options which were granted under the 1993 Plan and (ii) forfeitures of options granted under the 1993 Plan by certain former employees of the Company.

1994 Plan. For a description of the terms and conditions of the 1994 Plan, see the disclosure set forth under Proposal No. 2 herein.

Directors Plan. For a description of the terms and conditions of the Directors Plan, see the disclosure set forth under Proposal No. 1 herein.

Annual Incentive Plan

         The Annual Incentive Plan is administered by the Compensation Committee and provides incentive cash bonuses to corporate and division executives. In 1996, the Annual Incentive Plan was tied principally to actual levels of cash flow at the corporate or division level relative to budgets established at the beginning of the year.

         The total amount of incentive compensation under the program is subject to boundaries established by formula and expressed in terms of a percentage of base salary. For 1996 and prior years, a "target" bonus was paid when corporate or division objectives were achieved at the 100% level, no bonus was paid below the 80% level and a maximum bonus was paid when 125% of the corporate or division budget was achieved. The 1997 incentive compensation program has not yet been finalized.

Pension Plan Table

         The following table illustrates the approximate annual pension that the Named Officers would receive under the Salaried Employee's Retirement Plan (the "Retirement Plan") if the plan remains in effect and a Named Officer retired at age 65. However, because of changes in the tax laws or future adjustments to benefit plan provisions, actual pension benefits could differ significantly from the amounts set forth in the table.

                                            Estimated Annual Pension
                                                (Years of Service)
   Average Annual Salary
  During the Last 5 Years       15         20         25         30        35
 -------------------------   --------    -------    -------   --------   -------
      $150,000               $40,500     $54,000    $67,500    $71,250   $75,000
       175,000                47,250      63,000     78,750     83,125    87,500
       200,000                54,000      72,000     90,000     95,000   100,000
       235,840                63,677      84,902    106,128    112,024   117,920

         The above amounts do not reflect the compensation limitations for plans qualified under the Code, effective January 1, 1994. Effective January 1, 1994, annual compensation in excess of $150,000 ($235,840 for 1993) is not taken into account when calculating benefits under the Retirement Plan. Such limitation will not, however, operate to reduce plan benefits accrued as of December 31, 1993.

         If the Named Officers remain employees of the Company until they reach age 65, the years of credited service for Messrs. Longmire, Anderson,
Ransweiler, Dreiling and Willis will be as follows: Longmire, 13 years; Anderson, 22 years; Ransweiler, 23 years; Dreiling, 35 years; and Willis, 29 years.

         The Retirement Plan is a non-contributory defined benefit plan. Office and supervisory employees of the Company, not covered under another plan, automatically become participants in the plan on the earlier of January 1 or July 1 following completion of 1,000 hours of service in a consecutive twelve-month period. Upon meeting the eligibility requirement, employees are recognized as a participant from the date of commencement of their service with the Company. Eligible employees become fully vested in their benefits after completing five years of service. Benefits under the Plan are calculated on "average monthly pay" based upon the highest 60 consecutive months of the latest 120 months (and subject to the limitations discussed above) and the years of service completed.

         The basic pension benefit is equal to 45% of the employee's average monthly pay, reduced proportionally for years of service less than 25 years. The multiple is increased 0.5% per year for years of service in excess of 25 years to a maximum of 15 additional years.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of Mr. Bartlett (Chairman), Dr. Longmire (ex officio), Mr. Taura and Mr. Waterfall, each of whom is a director of the Company.



                    REPORT OF THE COMPENSATION AND MANAGEMENT
                 DEVELOPMENT COMMITTEE ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

         The Company's executive compensation program is designed to attract, motivate, reward and retain the executive officers needed to achieve the Company's business objectives, to increase its profitability and to provide value to its stockholders.

         The program has been structured and implemented to provide competitive compensation opportunities and various incentive awards based on Company and individual performance.

         The Company's executive compensation program is composed of three principal components: base salary, short term incentive awards and long term incentive awards.

Base Salaries

     The base salaries of the Named Officers are set forth in the Summary Compensation Table located on page 9 of the Proxy Statement.

     The base salaries of Dr. Longmire and Mr. Ghazey for 1996 were established pursuant to their employment agreements with the Company, which were established and reviewed by the Compensation Committee. (1)

     Executive positions are grouped by grades which are part of the Company's overall salary structure. The base salaries of senior executives, except those established by employment agreements, are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted within grade ranges based on individual performance and changes in job content and responsibilities.

Short Term Incentive Awards

         The short-term program, or Annual Incentive Plan, consists of an opportunity for the award of an annual incentive cash bonus in addition to the payment of base salary.

         In 1996, the Company's Annual Incentive Plan for corporate and division executives was tied principally to actual levels of cash flow at the corporate or division level relative to budgets established at the beginning of the year.

         The total amount of incentive compensation under the short-term program is subject to boundaries established by formula and expressed in terms of a percentage of base salary. A "target" bonus is paid when corporate or division objectives are achieved at the 100% level, no bonus is paid below the 80% level and a maximum bonus is paid when 125% of the corporate or division budget is achieved.

         Under their employment agreements, Dr. Longmire and Mr. Ghazey were entitled to receive an annual bonus of up to 90% of their annual base salary under terms consistent with the Annual Incentive Plan. In fiscal 1996, the Company met a predetermined threshold established for the payment of cash incentive awards. Dr. Longmire and Mr. Ghazey were each paid bonuses equal to 30% of their 1996 base salaries. Under the Annual Incentive Plan, other senior executives are entitled to receive annual bonuses of up to 75% of their base salaries. These senior executives were paid bonuses averaging 25.0% of their 1996 base salaries.

Long Term Incentive Awards

         In connection with a Company financial restructuring consummated in December 1993, long term incentive awards in the form of stock options were granted to certain executive officers of the Company under the 1993 Plan. No options were granted under the 1993 Plan in fiscal 1996.

         Under the 1994 Plan, stock options are awarded based on an individual's level of responsibility within his or her area, such individual's executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the market value of the stock on the date of grant. During fiscal 1996, 125,900 options were granted under the 1994 Plan.


April 23, 1997


                                          Craig Scott Bartlett, Jr.
                                          Denis J. Taura
                                          Bruce Waterfall

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market - U.S. Index, the Dow Jones Industrial Pollution Control/Waste Management Index, and the Dain Bosworth Food Index for the period from September 14, 1994 to December 28, 1996, assuming the investment of $100 on September 14, 1994 and the reinvestment of dividends.

         The stock price performance shown on the graph only reflects the change in the Company's stock price relative to the noted indices and is not necessarily indicative of future price performance.


                      COMPARISON OF CUMULATIVE TOTAL RETURN

                              DARLING COMMON STOCK
                            NASDAQ STOCK MARKET- U.S.
          DOW JONES INDUSTRIAL POLLUTION CONTROL/WASTE MANAGEMENT INDEX
                            DAIN BOSWORTH FOOD INDEX





(performance graph is shown in this space in paper version of proxy re above)






         The Common Stock first became eligible for trading on the Nasdaq Stock Market on September 8, 1994 and, accordingly, total return is measured from the closing price on September 14, 1994, the first date on which the stock traded on the Nasdaq Stock Market.






                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of April 11, 1997, by each person or group within the meaning of Rule 13(d)-3 under the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company:

                                                        Amount and
                                                        Nature of
                 Name and Address                      Beneficial        Percent
                of Beneficial Owner                   Ownership (1)     of Class

    Phoenix Partners...............................       86,980           1.68%
    Betje Partners.................................       30,384           0.59%
    Phaeton International N.V......................       60,783(2)        1.18%
    Morgens Waterfall Vintiadis Investments N.V....       60,783           1.18%
    Morgens Waterfall Income Partners..............       77,729           1.50%
    Morgens, Waterfall, Vintiadis & Company, Inc...      238,204(3)        4.60%
    Restart Partners L.P...........................      466,940           9.01%
    Restart Partners II, L.P.......................      685,339          13.21%
    Restart Partners III, L.P......................      481,979           9.30%
    Restart Partners IV, L.P.......................      300,123           5.80%
    Restart Partners V, L.P........................       50,000           0.97%
    MWV Employee Retirement Plan Group Trust.......       23,373           0.45%
    The Common Fund for Non-Profit Organizations...      147,037           2.84%
    Edwin H. Morgens...............................    2,410,667(4)       46.04%
    Bruce Waterfall ...............................    2,396,294(5)       45.69%
    (collectively the "MW Group")
    MW Group
        10 East 50th Street
        New York, NY  10022........................    2,419,667(6)       46.13%

    Oppenheimer & Co., Inc.
    Oppenheimer Group, Inc.
        Oppenheimer Tower, 6th Floor
        World Financial Center
        New York, NY  10281........................      551,493          10.67%

    Intermarket Corp.
    667 Madison Ave.
    New York, NY  10021............................      615,768          11.91%

    ----------------


     (1) Except as otherwise indicated in footnotes 2, 3, 4, 5 and 6 hereto, the entities named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.


     (2) Phaeton International N.V. does not directly own any of the Common Stock or options described in footnote 6 hereto but may be deemed to indirectly beneficially own 60,783 shares of Common Stock, assuming exercise of the options, by virtue of its 100% ownership of Morgens Waterfall Vintiadis Investments N.V.


     (3) Morgens Waterfall Vintiadis & Company, Inc. does not directly own any of the Common Stock or options described in footnote 6 hereto but may be deemed to indirectly beneficially own 238,204 shares of Common Stock, assuming exercise of the options, by virtue of contracts with Morgens Waterfall Vintiadis Investments N.V., The Common Fund for Non-Profit Organizations and Betje Partners pursuant to which Morgens Waterfall Vintiadis & Company, Inc. provides investment advisory services.


     (4) Edwin H. Morgens does not directly own any of the Common Stock or options described in footnote 6 hereto but may be deemed to indirectly beneficially own 2,410,667 shares of Common Stock, assuming exercise of the options, by virtue of his positions as general partner of Phoenix Partners and Morgens Waterfall Income Partners; as Chairman of the Board of Directors and Secretary of Morgens Waterfall Vintiaids & Company, Inc.; as Chairman of the Board of Directors and Secretary of Prime, Inc., as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively; and as trustee of MWV Employee Retirement Plan Group Trust.


     (5) Bruce Waterfall directly owns options for 9,000 shares. He may be deemed to indirectly beneficially own 2,387,294 shares of Common Stock, assuming exercise of the options described in footnote 6 hereto, by virtue of his positions as general partner of Phoenix Partners and Morgens Waterfall Income Partners; as President, Assistant Secretary and a Director of Morgens Waterfall Vintiadis & Company, Inc.; as President and a Director of Prime, Inc. (which is the general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P.), as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively.


(6) Includes options, which are immediately exercisable, in the following amounts for each entity: Phoenix Partners (2,166 options); Betje Partners (774 options); Phaeton International (1,540 options); Morgens Waterfall Vintiadis Investments N.V. (1,540 options); Morgens Waterfall Income Partners (2,338 options); Morgens, Waterfall, Vintiadis & Company, Inc. (6,738 options); Restart Partners L.P. (14,049 options); Restart Partners II, L.P. (20,620 options); Restart Partners III, L.P. (14,500 options); Restart Partners IV, L.P. (9,029 options); MWV Employee Retirement Plan Group Trust (560 options); The Common Fund for Non-Profit Organizations (4,424 options); Edwin H. Morgens (70,000 options); Bruce Waterfall (78,440 options).






Security Ownership of Management

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of April 11, 1997, by each nominee for director, each Named Officer and by all executive officers and directors as a group:


                                Common        Former Class A    Unexercised       Common Stock           Percent of
Name of Individual              Stock Owned   Options(1)        Plan Options(2)   Beneficially Owned(3)  Common Stock Owned
------------------              -----------   ---------------   -------------     --------------------   ------------------

Craig Scott Bartlett, Jr.                 0        5,000             9,000               14,000             *
Kenneth A. Ghazey (4)                     0       20,000                 0               20,000             *
Fredric J. Klink                     30,000            0             9,000               39,000             *
Denis J. Taura                       10,000       10,000             9,000               29,000             *
Douglas P. Anderson                       4            0            43,955               43,959             *
Omer A. Dreiling, II                      0            0            43,955               43,955             *
Dennis B. Longmire                        0            0           120,000              120,000          2.27%
James A. Ransweiler                       0            0            43,955               43,955             *
Bruce Waterfall (5)               2,317,854       69,440             9,000            2,396,294         45.69%
 Robert L. Willis                     8,109            0            10,989               19,098             *
 John R. Witt                              0           0             9,000                9,000             *
 Joseph R. Weaver, Jr.                     0           0             2,500                2,500             *
All executive officers and
directors                         2,365,967       84,440           310,354            2,760,762         49.64%
   as a group (12 persons) (6)
------------------

* Represents less than one percent of the Common Stock outstanding.

(1) These Class A options were canceled and the numbers represent options to purchase shares of Common Stock.

(2) Represents options that have vested and are exercisable as of June 10, 1997.

(3) Except as otherwise indicated in the columns "Former Class A Options" and footnote 1 thereto and "Unexercised Plan Options" and footnote 2 thereto and in footnote 5 hereto, the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

(4) Kenneth A. Ghazey served as President and Chief Operating Officer from January 1993 to September 1996, at which time he ceased performing such duties, and he officially ceased employment as of December 31, 1996.

(5) Based on his management positions with the MW Group, Mr. Waterfall may be deemed to indirectly beneficially own 2,388,294 of the securities listed, assuming exercise of all of the options. See footnote 5 to "Security Ownership of Certain Beneficial Owners" table above.

(6) This number does not include Kenneth A. Ghazey, who ceased employment with the Company as of December 31, 1996.


                                 Proposal No. 2

                     PROPOSAL TO APPROVE CERTAIN AMENDMENTS
                            TO THE DARLING 1994 PLAN


         The Board unanimously recommends the approval of amendments to Darling's 1994 Plan: (1) to increase the number of shares of Common Stock available thereunder from 500,000 to 684,066; (2) to clarify which directors of the Company may serve on the Compensation Committee which administers the 1994 Plan; (3) to set an upper limit on the number of options that may be granted to any individual under the 1994 Plan in any calendar year; and (4) to increase the upper limit on the number of shares of Common Stock of the Company that are issuable under the 1994 Plan to any individual in any calendar year.

General

         The Board adopted the 1994 Plan in July of 1994 and the Company's shareholders approved the 1994 Plan at the June 7, 1995 annual meeting of stockholders. Under the 1994 Plan, the Compensation Committee may grant options to officers and other key employees of the Company and its subsidiaries. The purpose of the 1994 Plan is to attract, retain and motivate officers and key employees of the Company, and to encourage them to have a financial interest in the Company.

         The number of grantees and the number of shares of Common Stock subject to options awarded to each grantee may vary from year to year. The maximum number of shares of Common Stock for which an individual may receive awards of options is limited to 100,000 shares of Common Stock over a one-year period, although this Proposal No. 2 includes a provision to amend the 1994 Plan to increase this number to 200,000. The Company estimates that approximately 70 employees of the Company and its subsidiaries will be eligible to receive options under the 1994 Plan, including the Chief Executive Officer and the other most highly compensated current executive officers named in the Summary Compensation Table.

         The shares of Common Stock may be unissued shares or treasury shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's shares of Common Stock, appropriate adjustments will be made by the Committee in the number of shares that may be issued in the future and in the number of shares and price under all outstanding grants made before the event. If shares of Common Stock under an option are not issued, those shares of Common Stock will again be available for inclusion in future grants. The awards authorized under the 1994 Plan are subject to applicable tax withholding by the Company.

         To exercise an option, an optionee may pay the exercise price in cash, or if permitted by the Committee, by delivering other shares of Common Stock.

Grants Under the Plan

         Options for Employees. The Committee may grant employees options qualifying as incentive stock options under Section 422 of the Code and non-qualified stock options. The exercise price of an incentive stock option will be equal to the fair market value of the Common Stock on the date of grant. With respect to any individual who owns 10% or more of the stock of the Company (a "10% Owner"), the exercise price for an incentive stock option will be equal to 110% of the fair market value of the Common Stock on the date of grant. For purposes of the 1994 Plan, fair market value means, on any date, the mean between the bid and asked price for the Common Stock as reported on the Nasdaq National Market on such date. As of April 9, 1997, the fair market value of the Common Stock was $23.00 per share.

         The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. With respect to a 10% Owner, the term of incentive stock options may not exceed five years from the date of grant. The Committee will determine the time or times when each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

         Termination of Employment. In the event of termination of employment by reason of long-term disability or death, any option held by an employee may thereafter be exercised in full for a period of one year or anytime prior to the expiration date of the option, whichever is the shorter period, subject in each case to the stated term of the option. In the event of an employee's termination of employment for cause, any options held by him will be forfeited. In the event of an employee's termination of employment for any reason other than long-term disability, death or cause, any options held by him will be exercisable, to the extent exercisable at the date of termination, for a period of thirty days.

         Change in Control Provisions. If while unexercised options remain outstanding under the 1994 Plan, any of the following events occur, all options granted under the 1994 Plan become exercisable in full, whether or not they are otherwise exercisable: (1) any entity other than the Company makes a tender or exchange offer for shares of the Company's Common Stock pursuant to which purchases are made; (2) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell all or substantially all of the assets or adopt a plan of liquidation; (3) the beneficial ownership of securities representing more than 15% of the combined voting power of the Company is acquired by any person; or
(4) during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period. In the case of a merger, where the Company is the surviving entity and in which there is a reclassification of the shares of Common Stock, each option shall become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger.

         Other Information. Awards under the 1994 Plan are not transferable except by will or the laws of descent and distribution and may be exercised only by the grantee during his or her lifetime. The Board may terminate or suspend the 1994 Plan at any time but such termination or suspension will not affect any options then outstanding under the 1994 Plan. The 1994 Plan may be terminated at any time by action of the Board of Directors, but awards granted prior to such termination will continue in effect until they expire in accordance with their terms. The Board or the Committee may also amend the 1994 Plan as it deems advisable; however, it is presently intended that all material amendments to the 1994 Plan will be submitted to the shareholders for their approval to the extent required by Rule 16b-3 promulgated under the Exchange Act, as time to time in effect, and under the Code. The Committee may amend the term of any award or option theretofore granted retroactively or prospectively, but no such amendment will adversely affect any such award or option without the holder's consent.

Federal Income Tax Consequences

         The following is a brief summary of the principal federal income tax consequences to the Company and participants in the 1994 Plan based on federal income tax laws currently in effect.

         Non-qualified Stock Options. An individual who receives a non-qualified stock option will not recognize income upon its grant; however, such individual may recognize ordinary income upon the exercise of such option, in which event the Company will receive a tax deduction equal to the amount of income recognized, provided that any applicable withholding requirements are satisfied. Generally, the amount of such ordinary income and deduction is the excess, if any, of the fair market value on the exercise date of the shares of Common Stock acquired over the aggregate price paid. Any ordinary income recognized by an individual upon the exercise of a non-qualified stock option will increase his tax basis for the shares of Common Stock received. Upon a subsequent sale or exchange of such shares of Common Stock, the individual will recognize capital gain or loss to the extent of the difference between the selling price of such shares of Common Stock and his tax basis in such shares of Common Stock. Such gain or loss will be long-term or short-term capital gain or loss, depending on the individual's holding period for such shares of Common Stock.

         If the holder of a non-qualified stock option pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the holder will recognize ordinary income in the amount by which the fair market value of the shares of Common Stock received exceeds the exercise price. The individual will not recognize gain or loss with respect to the previously acquired shares of Common Stock that are delivered to the Company. The shares of Common Stock received by the holder equal in number to the previously acquired shares of Common Stock exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares of Common Stock. Shares of Common Stock received by the holder of the non-qualified stock option in excess of the number of previously acquired shares of Common Stock will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares of Common Stock will commence as of the date of exercise.

         Incentive Stock Options. An employee will not receive income upon either the grant of an incentive stock option or upon the exercise of the incentive stock option. The employee will recognize gain or loss, depending on his basis in the shares of Common Stock (which is generally equal to the exercise price paid for the shares), upon the sale or other disposition of the shares of Common Stock acquired upon exercise. If certain statutory holding periods are met, such gain or loss will be long-term capital gain or loss and the Company will not be entitled to any federal income tax deduction. If the holding periods are not met, the employee may be required to recognize ordinary income and the Company will be entitled to a tax deduction equal to the amount of ordinary income, if any, recognized, provided that applicable withholding requirements are satisfied.

         Incentive stock options will be treated as non-qualified stock options to the extent that the aggregate fair market value of the shares of Common Stock (determined at the time the options are granted) with respect to which incentive stock options are exercisable for the first time by an individual during a calendar year (whether as a result of acceleration of exercisability or otherwise) exceeds $100,000.

         An employee who exercises an incentive stock option may be subject to an alternative minimum tax since, for purposes of the alternative minimum tax, the option will be treated as a non-qualified stock option. Accordingly, the taxable event for alternative minimum tax purposes will generally occur on the exercise of the option.

         Other Matters. The 1994 Plan is intended to comply with Section 162(m) of the Code which was enacted as part of the Omnibus Budget Reconciliation Act of 1993. Section 162(m) of the Code prohibits a publicly-held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. Upon approval of the proposed amendment of the 1994 Plan by the shareholders, options awarded under the 1994 Plan covering the additionally authorized shares of Common Stock will qualify as performance-based compensation, as defined in Code Section 162(m) and the regulations issued by the Department of the Treasury under this Section. As such, the income attributable to such options will not be subject to the deduction limit of Code Section 162(m).

Prior Grants Under 1994 Plan

         A total of 500,000 shares of Common Stock was originally authorized for issuance pursuant to the 1994 Plan. Options covering a total of 490,800 shares of Common Stock have been granted under the 1994 Plan. During the Company's 1996 fiscal year, options covering a total of 125,900 shares of Common Stock were granted under the 1994 Plan. Of those options covering the 125,900 shares of Common Stock, options covering 37,500 shares were granted to executive officers (as a group) and options covering 88,400 shares were granted to employees (as a group).

         The following table sets forth all grants of options made under the 1994 Plan to executive officers and employees of the Company. No directors who are not executive officers received options under the 1994 Plan.

                                1994 PLAN AWARDS

                                                        Number of Shares of Common       Average Exercise Price
                                                         Stock Subject to Options         Per Share of Options
Name of Individual or Group                                      Received                       Received
                                                        ----------------------------     ----------------------
Dennis B. Longmire
    Chairman  and Chief Executive Officer............             180,000                          $14.125
Kenneth A. Ghazey
    President, Secretary and Chief Operating Officer.                   0                                -
Douglas P. Anderson
    Executive Vice President.........................                   0                                -
James A. Ransweiler
    Vice President...................................                   0                                -
Omer A. Dreiling, II
    Vice President...................................                   0                                -
Robert L. Willis
     Vice President..................................                   0                                -
Robert E. McMullen
      President-International Processing Corp........              22,500                          $27.208
James A. Ransweiler
       Vice President-Great Lakes Division...........                   0                                -
John R. Witt
      Vice President and Chief Financial Officer.....              30,000                          $29.533
Joseph R. Weaver, Jr.
      General Counsel and Secretary..................              10,000                          $22.000
All Current Executive Officers as a Group............             242,500                          $16.874
All   Current   Directors   who  are  not   Executive
Officers,                                                               0                                -
     as a Group......................................
All Employees, including all Current Officers who
     are not Executive Officers, as a Group..........             248,300                          $20.308




REASONS FOR PROPOSAL

(1)......Since  only 9,200 more shares are available for issuance under the 1994
Plan, the Compensation Committee and the Board of Directors of the Company believe it would be desirable to have more shares of Common Stock available under the 1994 Plan for incentive purposes. They therefore recommend that the Company's shareholders approve an amendment to the 1994 Plan to make an additional 184,066 shares of Common Stock (all of which are either unissued shares or treasury shares) available for issuance thereunder. These 184,066 shares of Common Stock are those shares that remained unissued under the 1993 Plan under which no further options will be issued. The Compensation Committee and the Board of Directors of the Company have not specified any grantees of the additional 184,066 proposed shares of Common Stock under the 1994 Plan. This amendment, which would amend Section 1.4 of the 1994 Plan entitled "Stock Subject to the Plan" by striking the number "500,000" in the second sentence and inserting in its place the number "684,066", will allow the 1994 Plan to remain in effect and should address the need for available shares, for a number of years.

(2)......The  Board of Directors and the Compensation  Committee  recommend that the Company's shareholders approve an amendment to the 1994 Plan which would amend Section 1.2 entitled "Administration" to strike the second sentence which reads "Such [Compensation] Committee shall be comprised of two (2) or more directors, each of whom shall be 'disinterested persons,' as defined in Rule 16b-3(c)(2)(i), promulgated under the Securities Exchange Act of 1934, as amended (the 'Exchange Act')" and replace it with the following sentence:

                  "Such Committee shall be comprised of two (2) or more directors, each of whom shall satisfy both the definition of 'Non-Employee Director' contained in Rule 16b-3(b)(3) (as effective on November 1, 1996) or any successor definition adopted by the Securities and Exchange Commission, and the definition of 'Outside Director' contained in Treas. Regs.
                  section 1.162-27(e)(3) or any successor definition adopted by the Treasury Department."

This amendment, which clarifies which directors of the Company may serve on the Compensation Committee which administers the 1994 Plan, is desirable in order to conform the 1994 Plan to the current state of the securities laws and the treasury regulations.

(3) The Board of Directors and the Compensation Committee recommend that the Company's shareholders approve an amendment to the 1994 Plan which would amend
Section 1.4 entitled "Stock Subject to the Plan" to add the following  sentence:
"The aggregate number of options that may be granted to any individual hereunder within any one calendar year shall not exceed 200,000 options." and to add the following language to the end of the final sentence: ", provided that any options that lapse or terminate shall count against the per individual limitation in the immediately preceding sentence." Such amendment is desirable because it also conforms the 1994 Plan to the treasury regulations to ensure that taxable compensation received by employees upon exercise of options will be fully deductible by the Company.

(4) The Board of Directors and the Compensation Committee recommend that the Company's shareholders approve an amendment to the 1994 Plan which would amend
Section 1.4 entitled "Stock Subject to the Plan" to increase the number of shares issuable under the 1994 Plan to any individual in any calendar year from 100,000 to 200,000. This change would amend Section 1.4 by striking "100,000" in the third sentence and replacing it with "200,000". This amendment is desirable because, currently Dr. Longmire holds options covering 180,000 shares of Common Stock. Out of these 180,000 options, options covering 120,000 shares of Common Stock are currently vested and exercisable. If he exercises all of such options, the Company would have to issue more than 100,000 shares and would thus violate
Section 1.4 which limits the number of shares issuable to any individual in any calendar year to 100,000. Thus, to prevent a violation of the 1994 Plan, this amendment is desirable and recommended.

In all other respects, the provisions of the 1994 Plan will remain the same.



                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, all reports required by Section 16(a) of the Exchange Act were filed on a timely basis except for the following: (1) a Form 5 for a grant of options received by Denis Taura from the Company; and (2) a Form 5 for a grant of options received by Craig Scott Bartlett, Jr. from the Company. The following forms were not filed, although the transactions were subsequently reported on a Form 5: (1) two Form 4s for four dispositions of shares of Common Stock of the Company by Robert Willis; and (2) (a) a Form 3 for Jim Stevens and
(b) a Form 4 for an acquisition of shares of Common Stock of the Company by Jim Stevens. Other than the aforementioned late filings and late transactions, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

                              INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, has appointed KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending January 3, 1998. A representative of KPMG Peat Marwick LLP will be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.


                        PROPOSALS FOR STOCKHOLDER ACTION

                            I. ELECTION OF DIRECTORS

     The nominees for election as directors are Craig Scott Bartlett, Jr., Fredric J. Klink, Dennis B. Longmire, Denis J. Taura, and Bruce Waterfall. Information concerning the nominees is set forth in the section captioned "Election of Directors."

              THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                   II. PROPOSAL TO APPROVE CERTAIN AMENDMENTS
                            TO THE DARLING 1994 PLAN

         The Board of Directors recommends that the Company's shareholders approve amendments to the 1994 Plan (1) to make an additional 184,066 shares of Common Stock (all of which are shares which remained available for issuance under the 1993 Plan) available for issuance thereunder; (2) to clarify which directors of the Company may serve on the Compensation Committee which administers the 1994 Plan; (3) to set an upper limit on the number of options that may be granted to any individual under the 1994 Plan in any calendar year; and (4) to increase the upper limit on the number of shares of Common Stock of the Company that are issuable under the 1994 Plan to any individual in any calendar year.


         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS.

                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 1998 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 1998, in order to be included in the proxy statement and form of proxy for such meeting.


                                      By Order of the Board of Directors



                                      /s/  Joseph R. Weaver, Jr.
                                        -----------------------------
                                           Secretary

April 25, 1997
Irving, Texas


     STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.




=====================
1 Pursuant to each of their employment agreements, Dr. Longmire and Mr. Ghazey receive their base salary and a bonus equal to a percentage of their salary, which percentage depends on achievement by the Company of certain budgeted earnings targets.

PROXY

                           DARLING INTERNATIONAL INC
       Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders to be held on May 20, 1997

     The undersigned hereby appoints Dennis B. Longmire and Joseph R. Weaver, Jr., or either of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of stockholders of Darling International Inc., to be held at The Mansion on Turtle Creek, 2821 Turtle Creek, Dallas, Texas 75219, on Tuesday, May 20, 1997, and at any adjournments thereof, on all matters coming before said meeting.

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Proxies cannot vote your shares unless you sign and return this card.

(Continued, and to be signed on reverse side)      SEE REVERSE SIDE

/X/ Please mark votes as in this example.


1. Proposal No. 1:  Election of Directors

   Nominees:  Craig Scott Bartlett, Jr., Fredric J. Klink,
   Dennis B. Longmire, Denis J. Taura and Bruce Waterfall
            For / /          Withheld / /

   / /
       --------------------------------------
       for all nominees except as noted above


2.  Proposal No. 2:  Amendments to 1994 Employee Flexible Stock Option Plan
           For / /          Withheld / /          Abstain   / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly coome before the meeting.


MARK HERE FOR CHANGE OF ADDRESS   / /

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


Please  sign  exactly  as  name appears hereon.   Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                 Date:         Signature:                  Date:
          ----------------      -------            -----------------      ------